Vanguard New Jersey Municipal Money Market Fund
Supplement to the Prospectus and Summary Prospectus Dated March 27, 2020
Important Changes to Vanguard New Jersey Municipal Money Market Fund
On September 24, 2020, the board of trustees for Vanguard New Jersey Municipal Money Market Fund (the Fund) approved a proposal to liquidate and dissolve the Fund on or about November 24, 2020 (the liquidation date). In anticipation of the liquidation and dissolution, the Fund will be closed to new investors at the start of business on September 25, 2020, and will be closed to new investments at the start of business on November 5, 2020.
On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the Fund will be canceled and the Fund will cease operations as a mutual fund.
In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches.
Prior to the liquidation date, the Fund will declare and pay its shareholders of record one or more dividends, other distributions of its investment company taxable income, if any, and/or net realized capital gains.
The liquidation and dissolution is not expected to result in income tax liability for the Fund. The Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 014A 092020

Vanguard Pennsylvania Municipal Money Market Fund
Vanguard New Jersey Municipal Money Market Fund
Supplement to the Statement of Additional Information Dated March 27, 2020
Important Changes to Vanguard Pennsylvania Municipal Money Market Fund and Vanguard New Jersey Municipal Money Market Fund
On September 24, 2020, the board of trustees for each of the Vanguard Pennsylvania Municipal Money Market Fund and the Vanguard New Jersey Municipal Money Market Fund (the Funds) approved a proposal to liquidate and dissolve the Funds on or about November 24, 2020 (the liquidation date). In anticipation of the liquidation and dissolution, the Funds will be closed to new investors at the start of business on September 25, 2020, and will be closed to new investments at the start of business on November 5, 2020.
On the liquidation date, each Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of each Fund will be canceled and each Fund will cease operations as a mutual fund.
In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, each Fund may deviate from its investment objective and strategies as the liquidation date approaches.
Prior to the liquidation date, the Fund will declare and pay its shareholders of record one or more dividends, other distributions of its investment company taxable income, if any, and/or net realized capital gains.
The liquidation and dissolution is not expected to result in income tax liability for either Fund. Each Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 075A 092020